Exhibit 99.1

Western Alliance Reports Net Income of $11.3 Million or $0.39 Per Share for the Second Quarter 2006

     LAS VEGAS--(BUSINESS WIRE)--July 18, 2006--Western Alliance Bancorporation (NYSE:WAL) announced today its financial results for the second quarter 2006.
     Second Quarter 2006 Highlights:

     -- Net income of $11.3 million, up 34.1% from $8.4 million in the first quarter 2006 and 72.6% in the second quarter 2005

     -- Diluted earnings per share of $0.39, compared to $0.33 in the first quarter 2006 and $0.32 in the second quarter 2005

     -- Net revenue (sum of net interest income and non-interest income) of $44.2 million, up 34.3% from $32.9 million in the first quarter 2006 and 61.8% from the second quarter 2005

     -- Loans of $2.77 billion at June 30, 2006, up 17.8% or $419 million from March 31, 2006, and 90.8% or $1.32 billion from one year ago, including organic growth of $185 million and $678 million, respectively

     -- Deposits of $3.20 billion at June 30, 2006, up 8.1% or $241 million from March 31, 2006, and 46.1% or $1.01 billion from one year ago, including organic growth of $57 million and $403 million, respectively

     --   Completed merger with Bank of Nevada on April 28, 2006

     Acquisition Activity

     On April 28, 2006, and March 31, 2006, we completed our mergers with Bank of Nevada and Intermountain First Bancorporation (Nevada First Bank), respectively. Total assets, loans and deposits of acquired banks at June 30, 2006, were $845 million, $642 million and $606 million, respectively. We added a total of seven full service branches in Las Vegas, Henderson, Reno and Mesquite, Nev., through these mergers.

     Financial Performance

     Western Alliance Bancorporation reported net income of $11.3 million for the second quarter 2006, up 34.1 percent from $8.4 million for the first quarter 2006 and 72.6 percent from $6.6 million for the second quarter 2005. Diluted earnings per share were $0.39, an increase of 18.2% from $0.33 for the first quarter 2006 and 21.9 percent from $0.32 for the same period one year ago. Net income and fully-diluted earnings per share are net of $0.3 million and $0.01, respectively, of organizational costs related to our proposed expansion into Northern California. Our fully-diluted shares outstanding were 29.0 million for the second quarter of 2006, compared to 20.5 million for the same period last year. A significant factor in the 41.6 percent increase in our fully-diluted shares outstanding was the issuance of 4.2 million shares in our IPO which took place on June 30, 2005.
     Loans grew $419 million, including organic growth of $185 million, to $2.77 billion at June 30, 2006, from March 31, 2006, and $1.32 billion, including organic growth of $678 million, from June 30, 2005. Deposits grew $241 million, including organic growth of $57 million, to $3.20 billion from March 31, 2006, and $1.01 billion, including organic growth of $403 million, from June 30, 2005.
     "Despite the challenges facing the banking industry of a flat yield curve and shrinking liquidity, we continued our exceptional balance sheet growth and earnings performance in the second quarter," said Robert Sarver, chairman and chief executive officer of Western Alliance. "Strong organic loan growth for the quarter of $185 million again exceeded our expectations. Although our organic deposit growth of $57 million was shy of our $100 million quarterly goal, our lower-cost funding was augmented by a $48 million increase in repurchase agreements from customers. Our earnings per share were up over 20 percent in the second quarter compared to last year, even though the 4.2 million shares from our initial public offering were not in last year's share count."
     Sarver continued, "In part benefited by our accretive acquisitions, our interest margin increased 21 basis points and our efficiency ratio improved by nearly four percentage points compared to last quarter. Importantly, our asset quality remains exceptional with virtually zero non-performing assets and delinquent loans, and net recoveries year-to-date. Our expansion plans remain robust with entry into the East Bay and Northern Arizona in the coming months and continued rollout of new offices in our existing markets. Our Service Center in Las Vegas is expected to open by the end of this quarter, enabling us to increase our product array to our client base."

     Income Statement

     Net interest income increased 62.7 percent to $39.7 million in the second quarter 2006 from $24.4 million in the second quarter 2005. The interest margin in the second quarter 2006 was 4.74 percent, compared to 4.53 percent in the first quarter 2006. The margin was 4.39 percent in the second quarter 2005.
     The provision for loan losses was $1.9 million for the second quarter 2006 compared to $0.5 million for the first quarter 2006 and $1.2 million for the second quarter 2005. Non-accrual loans were $0.02 million or less than 0.01 percent of total loans at June 30, 2006, compared to 0.03 percent of total loans at June 30, 2005. Net loan recoveries were $0.08 million for the second quarter 2006, compared to net loans charged off of $0.2 million for the same period in 2005.
     Non-interest income was $4.5 million for the second quarter 2006, up 53.6 percent from $2.9 million for the same period in 2005. For the first quarter 2006, non-interest income was $3.5 million.
     Net revenue was $44.2 million for the second quarter 2006, up 61.8 percent from $27.3 million for the second quarter 2005. For the first quarter 2006, net revenue was $32.9 million.
     Non-interest expense was $24.6 million for the second quarter 2006, up 53.8 percent from $16.0 million for the same period in 2005. For the first quarter 2006, non-interest expense was $19.5 million. Second quarter 2006 non-interest expense includes $0.4 million of organizational costs related to our proposed expansion into Northern California. We had 717 full-time equivalent employees on June 30, 2006, compared to 660 on March 31, 2006, and 497 on June 30, 2005. We had 26 full-service banking offices on June 30, 2006, compared to 21 at March 31, 2006, and 13 on June 30, 2005.
     Net income increased 72.6 percent to $11.3 million for the second quarter 2006 compared to $6.6 million for the same period last year. Diluted earnings per share were $0.39 compared with $0.32 for the second quarter 2005. Average diluted shares increased 41.6 percent to 28.9 million for the second quarter 2006 compared to 20.5 million for the second quarter 2005.
     For the first half of 2006 compared to 2005, net income increased 66.3 percent from $11.9 million to $19.8 million and fully-diluted earnings per share increased 23.7 percent from $0.59 to $0.73.

     Balance Sheet

     Loans totaled $2.77 billion at June 30, 2006, an increase of 17.8 percent from March 31, 2006, and 90.8 percent from $1.45 billion at June 30, 2005. At June 30, 2006, total loans acquired in the Intermountain and Bank of Nevada mergers were $642 million. Organic loan growth for the quarter ended June 30, 2006, totaled $185 million. At June 30, 2006, the allowance for loan losses was
1.16 percent of gross loans, compared to 1.18 percent at March 31, 2006, and
1.25 percent at June 30, 2005.
     Deposits totaled $3.20 billion at June 30, 2006, an increase of 8.1 percent or $241 million from March 31, 2006 and 46.1 percent from $2.19 billion at June 30, 2005. At June 30, 2006, total deposits acquired in the Intermountain and Bank of Nevada mergers were $606 million. Organic deposit growth for the quarter ended June 30, 2006 totaled $57 million. Non-interest bearing deposits comprised
37.2 percent of total deposits at June 30, 2006. At June 30, 2006, 30.8 percent of non-interest bearing deposits were from title companies, compared to 31.9 percent at March 31, 2006. At June 30, 2006 the company's loan to deposit ratio was 86.7 percent compared with 66.4 percent one year earlier.
     Wholesale borrowings totaled $88.1 million at June 30, 2006, a decrease of
22.5 percent from $114 million at June 30, 2005. Customer repurchase agreements increased $48 million from March 31, 2006, to $139 million at June 30, 2006. Customer repurchase agreements were $55 million at June 30, 2005. Junior subordinated and subordinated debt increased $50 million from one year ago, due to a combination of debt issuances and debt acquired through mergers. Fed funds sold totaled $87 million at June 30, 2006, down 59.1 percent from $212 million one year earlier.
     Stockholders' equity increased $145 million from June 30, 2005, to $368 million at June 30, 2006, due primarily to the issuance of 3.4 million shares in connection with the Intermountain acquisition on March 31, 2006. At June 30, 2006, tangible common equity was 5.9 percent of tangible assets and total risk-based capital was 11.0 percent of risk-weighted assets.
     Total assets increased 48.4 percent to $3.90 billion at June 30, 2006, from $2.62 billion at June 30, 2005. Of this growth, $424 million was organic, while $845 million represents the June 30, 2006, assets acquired through the Bank of Nevada and Intermountain mergers on April 28, 2006, and March 31, 2006, respectively.

     Operating Unit Highlights

     Bank of Nevada (formerly BankWest of Nevada) reported loan growth of $349 million during the second quarter 2006 and $978 million during the last 12 months to $1.91 billion at June 30, 2006. Deposits increased $200 million and $851 million to $2.32 billion during the same periods, respectively. Net of acquisitions, loans increased $105 million and $325 million and deposits increased $3 million and $233 million for the three and twelve month periods ended June 30, 2006, respectively. Net income at Bank of Nevada was $10.6 million during the second quarter 2006 compared with $7.0 million during the first quarter 2006 and $6.0 million for the same period one year ago.
     Alliance Bank of Arizona reported loan growth of $47 million during the second quarter 2006 and $187 million during the last 12 months to $494 million. Deposits decreased $16 million and increased $67 million to $494 million during the same periods, respectively. Net income at Alliance Bank of Arizona was $1.2 million during the second quarter 2006 compared with $0.8 million during the first quarter 2006 and $0.7 for the same period one year ago.
     Torrey Pines Bank reported loan growth of $33 million during the second quarter 2006 and $166 million during the last 12 months to $381 million. Deposits increased $70 million and $103 million to $398 million during the same periods, respectively. Net income at Torrey Pines Bank was $1.2 million during the second quarter 2006 compared with $1.1 million during the first quarter 2006 and $0.4 million during the second quarter 2005.
     Assets under management at Miller/Russell and Associates were $1.29 billion at June 30, 2006, up 41.4 percent from $911 million at June 30, 2005. At Premier Trust, assets under management increased 55.8 percent from $104 million to $162 million from June 30, 2005, to June 30, 2006. Total trust assets increased 43.6 percent from $236 million to $339 million for the same periods, respectively.
     Attached to this press release is summarized financial information for the quarter ended June 30, 2006.

     Conference Call

     Western Alliance Bancorporation will host a conference call to discuss its second quarter 2006 financial results at noon ET on Wednesday, July 19, 2006. Participants may access the call by dialing 800-817-4887, using the pass code 9416364. The call will be recorded and made available for replay after 5 p.m. ET July 19 until 11 p.m. ET July 26 by dialing 888-203-1112 using the pass code 9416364.

     Cautionary Note Regarding Forward-Looking Statements

     This release contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include: factors listed in the initial public offering registration statement as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management's estimate of the adequacy of the allowance for loan losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; management's estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular.
     We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements set forth in this press release to reflect new information, future events or otherwise.

     About Western Alliance Bancorporation

     Western Alliance Bancorporation is the parent company of Bank of Nevada, Alliance Bank of Arizona, Torrey Pines Bank, Miller/Russell & Associates, and Premier Trust. These dynamic companies provide a broad array of banking, leasing, trust, investment, and mortgage services to clients in Nevada, Arizona and California. Staffed with experienced financial professionals, these organizations deliver a broader product array and larger credit capacity than community banks, yet are empowered to be more responsive to customers' needs than larger institutions. Additional investor information can be accessed on the Investor Relations page of the company's Web site, westernalliancebancorp.com.


           Western Alliance Bancorporation and Subsidiaries
                 Summary Consolidated Financial Data
                              Unaudited
                                       At or for the three months
                                              ended Jun. 30,
                                      2006        2005      Change %
----------------------------------------------------------------------

Selected Balance Sheet Data:
($ in millions)
Total assets                         $3,889.9    $2,621.3       48.4 %
Gross loans, including net
 deferred fees                        2,773.5     1,453.3       90.8
Securities                              587.0       695.4      (15.6)
Federal funds sold                       86.8       212.2      (59.1)
Deposits                              3,198.4     2,189.5       46.1
Borrowings                               88.1       113.7      (22.5)
Junior subordinated and subordinated
 debt                                    81.2        30.9      162.8
Stockholders' equity                    367.5       222.5       65.2

Selected Income Statement Data:
($ in thousands)
Interest income                       $59,382     $31,812       86.7 %
Interest expense                       19,701       7,430      165.2
                                   ----------- -----------
Net interest income                    39,681      24,382       62.7
Provision for loan losses               1,929       1,187       62.5
                                   ----------- -----------
Net interest income after provision
 for loan losses                       37,752      23,195       62.8
Non-interest income                     4,482       2,918       53.6
Non-interest expense                   24,553      15,967       53.8
                                   ----------- -----------
Income before income taxes             17,681      10,146       74.3
Income tax expense                      6,368       3,593       77.2
                                   ----------- -----------
Net Income                            $11,313      $6,553       72.6
                                   =========== ===========

Common Share Data:
Net income per share:
   Basic                                $0.42       $0.35       20.0
   Diluted                               0.39        0.32       21.9
Book value per share                    13.82        9.99       38.3
Tangible book value per share            8.36        9.75      (14.3)
Average shares outstanding (in
 thousands):
   Basic                               26,295      18,498       42.2
   Diluted                             28,983      20,467       41.6
Common shares outstanding              26,586      22,274       19.4

           Western Alliance Bancorporation and Subsidiaries
           Summary Consolidated Financial Data  (continued)
                              Unaudited
                                       At or for the three months
                                              ended Jun. 30,
                                      2006        2005        Change %
----------------------------------------------------------------------

Selected Performance Ratios:
Return on average assets (1)             1.21 %      1.10 %     10.0 %
Return on average stockholders'
 equity (1)                             12.50       17.71      (29.4)
Return on average tangible
 stockholders' equity (1)               19.38       18.37        5.5
Net interest margin (1)                  4.74        4.39        8.0
Net interest spread                      3.64        3.59        1.4
Efficiency ratio                        55.60       58.49       (4.9)
Loan to deposit ratio                   86.72       66.38       30.6

Capital Ratios:
   Tangible Common Equity                 5.9 %       8.3 %    (28.9)%
   Leverage ratio                         8.3        10.6      (21.7)
   Tier 1 Risk Based Capital              9.3        13.5      (31.1)
   Total Risk Based Capital              11.0        14.5      (24.1)

Asset Quality Ratios:
Net charge-offs to average loans
 outstanding (1)                        (0.01)%      0.05 %       NA
Non-accrual loans to gross loans         0.00        0.03         NA
Non-accrual loans to total assets        0.00        0.02         NA
Loans past due 90 days and still
 accruing to total loans                 0.00        0.00        0.0
Allowance for loan losses to gross
 loans                                   1.16        1.25       (7.2)
Allowance for loan losses to non-    greater       greater
 accrual loans                       than 10       than 10
                                     times         times
===================================================
(1) Annualized for the three and six-month periods ended June 30, 2006 and 2005.


           Western Alliance Bancorporation and Subsidiaries
                 Summary Consolidated Financial Data
                              Unaudited
                                           For the six months
                                              ended Jun. 30,
                                      2006        2005        Change %
----------------------------------------------------------------------

Selected Balance Sheet Data:
($ in millions)
Total assets
Gross loans, including net
 deferred fees
Securities
Federal funds sold
Deposits
Borrowings
Junior subordinated and subordinated
 debt
Stockholders' equity

Selected Income Statement Data:
($ in thousands)
Interest income                      $101,578     $60,235       68.6 %
Interest expense                       32,503      13,839      134.9
                                   ----------- -----------
Net interest income                    69,075      46,396       48.9
Provision for loan losses               2,471       2,934      (15.8)
                                   ----------- -----------
Net interest income after provision
 for loan losses                       66,604      43,462       53.2
Non-interest income                     7,979       5,502       45.0
Non-interest expense                   44,073      30,540       44.3
                                   ----------- -----------
Income before income taxes             30,510      18,424       65.6
Income tax expense                     10,759       6,550       64.3
                                   ----------- -----------
Net Income                            $19,751     $11,874       66.3
                                   =========== ===========

Common Share Data:
Net income per share:
   Basic                                $0.80       $0.65       23.1 %
   Diluted                               0.73        0.59       23.7
Book value per share

Tangible book value per share

Average shares outstanding (in
 thousands):
   Basic                               24,745      18,396       34.5
   Diluted                             27,116      20,243       34.0
Common shares outstanding

           Western Alliance Bancorporation and Subsidiaries
           Summary Consolidated Financial Data  (continued)
                              Unaudited
                                           For the six months
                                              ended Jun. 30,
                                      2006        2005        Change %
----------------------------------------------------------------------

Selected Performance Ratios:
Return on average assets (1)             1.20 %      1.05 %     14.3 %
Return on average stockholders'
 equity (1)                             13.01       16.54      (21.3)
Return on average tangible
 stockholders' equity (1)               16.67       17.16       (2.9)
Net interest margin (1)                  4.65        4.38        6.2
Net interest spread                      3.57        3.62       (1.4)
Efficiency ratio                        57.20       58.85       (2.8)
Loan to deposit ratio


Capital Ratios:
   Tangible Common Equity
   Leverage ratio
   Tier 1 Risk Based Capital
   Total Risk Based Capital


Asset Quality Ratios:
Net charge-offs to average loans
 outstanding (1)                        (0.01)%      0.01 %       NA
Non-accrual loans to gross loans
Non-accrual loans to total assets
Loans past due 90 days and still
 accruing to total loans
Allowance for loan losses to gross
 loans
Allowance for loan losses to non-
 accrual loans
==============================================
(1) Annualized for the three and six-month periods ended June 30, 2006 and 2005.


Western Alliance Bancorporation and Subsidiaries

Condensed Consolidated Statements of Income
Unaudited                         Three Months Ended Six Months Ended
                                       June 30,          June 30,
(in thousands, except per share data)
                                    2006     2005     2006     2005
----------------------------------------------------------------------
Interest income on:
 Loans, including fees             $52,004  $23,589  $86,758  $43,923
 Securities                          6,759    7,385   13,918   15,261
 Federal funds sold and other          619      838      902    1,051
                                  ------------------------------------
  Total interest income             59,382   31,812  101,578   60,235
                                  ------------------------------------
Interest expense on:
 Deposits                           15,417    5,838   25,341   10,357
 Borrowings                          3,284    1,084    5,595    2,508
 Junior subordinated debt            1,000      508    1,567      974
                                  ------------------------------------
  Total interest expense            19,701    7,430   32,503   13,839
                                  ------------------------------------
  Net interest income               39,681   24,382   69,075   46,396
Provision for loan losses            1,929    1,187    2,471    2,934
  Net interest income after       ------------------------------------
   provision for loan losses        37,752   23,195   66,604   43,462
                                  ------------------------------------
Other income:
 Trust and investment advisory
  services                           1,862    1,347    3,438    2,660
 Service charges                       867      641    1,536    1,196
 Bank owned life insurance             609      293    1,221      582
 Other                               1,144      637    1,784    1,064
                                  ------------------------------------
                                     4,482    2,918    7,979    5,502
                                  ------------------------------------
Other expense:
 Compensation                       13,748    9,015   25,325   17,508
 Occupancy                           3,140    2,450    5,590    4,695
 Customer service                    1,963      965    3,212    1,673
 Organizational costs                  428        -      428        -
 Other                               5,274    3,537    9,518    6,664
                                  ------------------------------------
                                    24,553   15,967   44,073   30,540
                                  ------------------------------------

  Income before income taxes        17,681   10,146   30,510   18,424

Income tax expense                   6,368    3,593   10,759    6,550
                                  ------------------------------------

     Net income                    $11,313   $6,553  $19,751  $11,874
                                  ====================================

Earnings per share:
 Basic                               $0.42    $0.35    $0.80    $0.65
                                  ====================================
 Diluted                             $0.39    $0.32    $0.73    $0.59
                                  ====================================


Western Alliance Bancorporation and Subsidiaries
Five Quarter Condensed Consolidated Statements of Income
Unaudited
                                         Quarter ended
                           Jun.     Mar.     Dec.     Sep.     Jun.
($ in thousands,            30,      31,      31,      30,      30,
 except per share data)    2006     2006     2005     2005     2005
----------------------------------------------------------------------
Interest income on:
 Loans, including fees    $52,004  $34,754  $31,215  $27,343  $23,589
 Securities                 6,759    7,159    7,285    7,489    7,385
 Federal funds sold and
  other                       619      283      475      868      838
                         ---------------------------------------------
  Total interest income    59,382   42,196   38,975   35,700   31,812
                         ---------------------------------------------
Interest expense on:
 Deposits                  15,417    9,924    8,422    6,767    5,838
 Borrowings                 3,284    2,311    1,345    1,056    1,084
 Junior subordinated debt   1,000      567      593      546      508
                         ---------------------------------------------
  Total interest expense   19,701   12,802   10,360    8,369    7,430
                         ---------------------------------------------
  Net interest income      39,681   29,394   28,615   27,331   24,382
Provision for loan losses   1,929      542    1,962    1,283    1,187
  Net interest income
   after provision for   ---------------------------------------------
   loan losses             37,752   28,852   26,653   26,048   23,195
                         ---------------------------------------------
Other income:
 Trust and investment
  advisory services         1,862    1,576    1,591    1,448    1,347
 Service charges              867      669      637      662      641
 Bank owned life
  insurance                   609      612      619      463      293
 Other                      1,144      640      556      660      637
                         ---------------------------------------------
                            4,482    3,497    3,403    3,233    2,918
                         ---------------------------------------------
Other expense:
 Compensation              13,748   11,577    9,767    9,541    9,015
 Occupancy                  3,140    2,450    2,619    2,619    2,450
 Customer service           1,963    1,249      790    1,257      965
 Organizational costs         428        -        -        -        -
 Other                      5,274    4,244    3,874    3,857    3,537
                         ---------------------------------------------
                           24,553   19,520   17,050   17,274   15,967
                         ---------------------------------------------
Income before income
  taxes                    17,681   12,829   13,006   12,007   10,146

Income tax expense          6,368    4,391    4,564    4,258    3,593
                         ---------------------------------------------

     Net income           $11,313   $8,438   $8,442   $7,749   $6,553
                         =============================================

Earnings per share:
 Basic                      $0.42    $0.37    $0.37    $0.34    $0.35
                         =============================================
 Diluted                    $0.39    $0.33    $0.34    $0.31    $0.32
                         =============================================


Western Alliance Bancorporation and Subsidiaries
Five Quarter Condensed Consolidated Balance Sheets
Unaudited
                           Jun.     Mar.     Dec.     Sep.     Jun.
                            30,      31,      31,      30,      30,
($ in millions)            2006     2006     2005     2005     2005
----------------------------------------------------------------------
Assets
Cash and due from banks    $137.5   $141.7   $111.2    $90.6    $93.2
Federal funds sold           86.8    221.6     63.2    204.0    212.2
  Cash and cash          ---------------------------------------------
   equivalents              224.3    363.3    174.4    294.6    305.4
                         ---------------------------------------------

Securities                  587.0    624.9    748.5    713.1    695.4
Gross loans, including
  net deferred loan fees:
  Construction and land
   development              769.2    631.0    432.7    397.0    381.4
  Commercial real estate  1,061.0    886.2    727.2    655.0    598.3
  Residential real estate   350.6    315.9    272.9    239.5    168.6
  Commercial and
   industrial               569.7    501.6    342.5    307.0    286.3
  Consumer                   26.7     23.3     20.4     21.1     20.6
  Net deferred loan fees     (3.7)    (3.8)    (2.3)    (2.1)    (1.9)
                         ---------------------------------------------
                          2,773.5  2,354.2  1,793.4  1,617.5  1,453.3
Less: Allowance for loan
 losses                     (32.2)   (27.7)   (21.2)   (19.3)   (18.1)
                         ---------------------------------------------
  Loans, net              2,741.3  2,326.5  1,772.2  1,598.2  1,435.2
                         ---------------------------------------------
Initial public offering
 proceeds receivable            -        -        -        -     77.1
Premises and equipment,
 net                         68.7     71.9     58.4     36.9     35.8
Bank owned life insurance    55.6     52.4     51.8     51.2     26.7
Goodwill and other
 intangibles                145.3     92.0      5.2      5.2      5.3
Other assets                 67.7     49.1     46.8     45.8     40.4
                         ---------------------------------------------
  Total assets           $3,889.9 $3,580.1 $2,857.3 $2,745.0 $2,621.3
                         =============================================

Liabilities and
 Stockholders' Equity
Liabilities
 Non-interest
  bearing demand
  deposits               $1,188.8 $1,186.6   $980.0 $1,048.2   $964.3
 Interest bearing
  deposits:
  Demand                    261.4    240.6    122.3    107.7    110.5
  Savings and money
   market                 1,231.2  1,086.3    949.6    893.7    820.0
  Time, $100 and over       429.2    380.9    316.2    275.3    273.6
  Other time                 87.8     63.0     25.8     22.6     21.1
                         ---------------------------------------------
                          3,198.4  2,957.4  2,393.9  2,347.5  2,189.5

 Customer repurchase
  agreements                138.5     90.4     78.2     55.8     55.3
 Borrowings                  88.1    108.6     80.5     63.7    113.7
 Junior subordinated debt    81.2     41.2     30.9     30.9     30.9
 Accrued interest payable
  and other liabilities      16.2     26.2     29.6      8.9      9.4
                         ---------------------------------------------
  Total liabilities       3,522.4  3,223.8  2,613.1  2,506.8  2,398.8
                         ---------------------------------------------
Stockholders' Equity
Common stock and
 additional paid-in
 capital                    274.7    271.9    167.6    167.6    157.8
Retained earnings           105.9     94.7     86.3     77.7     70.1
Accumulated other
 comprehensive loss         (13.1)   (10.3)    (9.7)    (7.1)    (5.4)
                         ---------------------------------------------
  Total stockholders'
   equity                   367.5    356.3    244.2    238.2    222.5
                         ---------------------------------------------
  Total liabilities and
   stockholders' equity  $3,889.9 $3,580.1 $2,857.3 $2,745.0 $2,621.3
                         =============================================


Western Alliance Bancorporation and Subsidiaries

Condensed Consolidated Statement of Changes in Stockholders' Equity
Unaudited                          Six Months Ended   Six Months Ended
                                     Jun. 30, 2006     Jun. 30, 2005
                                   Shares
(in thousands)                   Outstanding         Amount
----------------------------------------------------------------------
Balance, beginning of period         22,810  $244,223        $133,571
Net income                                -    19,751          11,874
Other comprehensive income
 (loss), net of tax:
  Net unrealized holding losses
   on securities available for
   sale                                   -    (3,370)           (301)
Common stock issued through IPO           -         -          75,898
Common stock and options issued
 in acquisition                       3,390   104,412               -
Common stock issued to WAL 401(k)
 Plan                                     4       143
Stock options exercised                 132     1,083             603
Stock warrants exercised                 48       364             806
Restricted stock granted, net           201         -               -
Stock-based compensation expense          -       947              38
                                 -------------------------------------
Balance, end of period               26,585  $367,553        $222,489
                                 =====================================


Western Alliance Bancorporation and Subsidiaries
Changes in the Allowance For Loan Losses
Unaudited
                                        Quarter Ended
                           Jun.      Mar.     Dec.    Sep.    Jun.
                            30,      31,       31,     30,     30,
(in thousands)             2006     2006      2005    2005    2005
---------------------------------------------------------------------

Balance, beginning of
 period                   $27,689   $21,192  $19,288 $18,118 $17,114
Acquisitions                2,488     5,877        -       -       -
Provisions charged to
 operating expenses         1,929       542    1,962   1,283   1,187
Recoveries of loans
 previously charged-off:
  Construction and land
   development                  -         -        -       -       -
  Commercial real estate        -         -        -       -       -
  Residential real
   estate                       -         5        -       -       -
  Commercial and
   industrial                  99       128        8       7      19
  Consumer                     21        30       16       6       1
                         --------------------------------------------
    Total recoveries          120       163       24      13      20
Loans charged-off:
  Construction and land
   development                  -         -        -       -       -
  Commercial real estate        -         -        -       -       -
  Residential real
   estate                       -         -        -       -       -
  Commercial and
   industrial                  44        83       13       -     107
  Consumer                      1         2       69     126      96
                         --------------------------------------------
    Total charged-off          45        85       82     126     203
Net charge-offs
 (recoveries)                 (75)      (78)      58     113     183
                         --------------------------------------------
Balance, end of period    $32,181   $27,689  $21,192 $19,288 $18,118
                         ============================================

Net charge-offs
 (recoveries)
 (annualized) to average
 loans outstanding          -0.01%    -0.02%    0.01%   0.03%   0.05%
Allowance for loan
 losses to gross loans       1.16      1.18     1.18    1.19    1.25
Non-accrual loans             $20       $29     $107    $175    $503
Loans past due 90 days,
 still accruing                13       394       34   2,503       9


Western Alliance Bancorporation and Subsidiaries

Average Balances, Yields and Rates Paid
Unaudited
                              Three Months Ended June 30,
                            2006                      2005
----------------------------------------------------------------------

                   Average Interest Average Average  Interest Average
                   Balance          Yield/  Balance           Yield/
                                     Cost                     Cost
Earning Assets      (in       (in             (in       (in
                  millions) thousands)      millions) thousands)
Securities            $609.4  $6,545  4.34%     $724.4  $7,201   4.01%
Federal funds sold
 and other              47.8     619  5.19%      109.6     838   3.07%
Loans                2,688.4  52,004  7.76%    1,383.0  23,589   6.84%
Federal Home Loan
 Bank stock             18.4     214  4.66%       13.0     184   5.68%
                  ------------------------- --------------------------
Total earnings
 assets              3,364.0  59,382  7.09%    2,230.0  31,812   5.73%
Non-earning Assets
Cash and due from
 banks                 109.5                      79.6
Allowance for
 loan losses           (30.0)                    (17.5)
Bank-owned
 life insurance         54.4                      26.6
Other assets           249.0                      64.3
                  -----------               -----------
Total assets        $3,746.9                  $2,383.0
                  ===========               ===========
Interest Bearing
 Liabilities
Sources of Funds
Interest-bearing
 deposits:
Interest-bearing
 checking             $265.2   1,704  2.58%     $109.6     162   0.59%
Savings and
 money market        1,176.4   8,817  3.01%      804.5   3,866   1.93%
Time deposits          484.6   4,896  4.05%      278.8   1,810   2.60%
                  ------------------------- --------------------------
                     1,926.2  15,417  3.21%    1,192.9   5,838   1.96%
Borrowings             308.6   3,284  4.27%      165.9   1,084   2.62%
Junior
 subordinated
 debt                   56.4   1,000  7.11%       30.9     508   6.59%
                  ------------------------- --------------------------
Total interest-
 bearing
 liabilities         2,291.2  19,701  3.45%    1,389.7   7,430   2.14%
Non-interest
 Bearing
 Liabilities
Non-interest
 bearing demand
 deposits            1,063.8                     836.7
Other liabilities       29.0                       8.2
Stockholders'
 equity                362.9                     148.4
Total liabilities
 and
 stockholders'    -----------               -----------
 equity             $3,746.9                  $2,383.0
                  ===========               ===========
Net interest
 income and margin           $39,681  4.74%            $24,382   4.39%
                           ==========                ==========
Net interest spread                   3.64%                      3.59%


Western Alliance Bancorporation and Subsidiaries

Operating Segment Results
Unaudited                                   Alliance       Torrey
                               Bank           Bank          Pines
($ in millions)              of Nevada     of Arizona        Bank
----------------------------------------------------------------------
At Jun. 30, 2006:
 Assets                         $2,842.5        $605.3         $478.1
 Gross loans and deferred
  fees                           1,908.0         494.4          381.1
 Less: Allowance for loan
  losses                           (22.1)         (6.1)          (4.0)
                          --------------------------------------------
 Net loans                       1,885.9         488.3          377.1
                          --------------------------------------------
 Deposits                        2,320.8         494.0          397.7
 Stockholders' equity              319.4          47.9           36.5

Number of branches                    14             7              5
Number of full-time
 equivalent employees                441           136             96

(in thousands)
Three Months Ended Jun.
 30, 2006:
 Net interest
  income                         $28,801        $6,382         $5,551
 Provision for
  loan losses                      1,401           148            380
                          --------------------------------------------
 Net interest income
  after provision for loan
  losses                          27,400         6,234          5,171
 Noninterest income                1,873           665            408
 Noninterest expense             (13,116)       (4,849)        (3,598)
                          --------------------------------------------
 Income (loss) before
  income taxes                    16,157         2,050          1,981
 Income tax expense
  (benefit)                        5,560           807            816
                          --------------------------------------------
 Net income (loss)               $10,597        $1,243         $1,165
                          ============================================
(in thousands)
Six Months Ended Jun. 30,
 2006:
 Net interest income             $47,495       $12,177        $10,528
 Provision for loan losses         1,187           682            602
                          --------------------------------------------
 Net interest income
  after provision for loan
  losses                          46,308        11,495          9,926
 Noninterest income                3,491         1,031            675
 Noninterest expense             (23,141)       (9,235)        (6,785)
                          --------------------------------------------
 Income (loss) before
  income taxes                    26,658         3,291          3,816
 Income tax expense
  (benefit)                        9,021         1,284          1,562
                          --------------------------------------------
 Net income (loss)               $17,637        $2,007         $2,254
                          ============================================

Western Alliance Bancorporation and Subsidiaries

Operating Segment Results
                                            Alliance       Torrey
                               Bank           Bank          Pines
($ in millions)              of Nevada     of Arizona        Bank
----------------------------------------------------------------------
At Jun. 30, 2005:
 Assets                         $1,727.1        $447.7         $334.0
 Gross loans and deferred
  fees                             930.6         307.4          215.3
 Less: Allowance for loan
  losses                           (11.2)         (4.3)          (2.6)
                          --------------------------------------------
 Net loans                         919.4         303.1          212.7
                          --------------------------------------------
 Deposits                        1,469.7         426.6          295.0
 Stockholders' equity              103.9          37.4           27.0

Number of branches                     5             5              3
Number of full-time
 equivalent employees                285           107             70

(in thousands)
Three Months Ended Jun.
 30, 2005:
 Net interest income             $16,961        $4,523         $3,376
 Provision for
  loan losses                        482           424            281
                          --------------------------------------------
 Net interest income
  after provision
  for loan losses                 16,479         4,099          3,095
 Noninterest income                1,232           403            152
 Noninterest expense              (8,644)       (3,209)        (2,548)
                          --------------------------------------------
 Income (loss) before
  income taxes                     9,067         1,293            699
 Income tax expense
  (benefit)                        3,099           520            294
                          --------------------------------------------
 Net income (loss)                $5,968          $773           $405
                          ============================================
(in thousands)
Six Months Ended Jun. 30,
 2005:
 Net interest income             $32,793        $8,341         $6,185
 Provision for loan losses         1,441           902            591
                          --------------------------------------------
 Net interest income after
  provision for loan
  losses                          31,352         7,439          5,594
 Noninterest income                2,455           529            276
 Noninterest expense             (16,752)       (5,896)        (4,817)
                          --------------------------------------------
 Income (loss) before
  income taxes                    17,055         2,072          1,053
 Income tax expense
  (benefit)                        5,770           828            424
                          --------------------------------------------
 Net income (loss)               $11,285        $1,244           $629
                          ============================================


Western Alliance Bancorporation and Subsidiaries

Operating Segment Results
Unaudited
                                          Intersegment   Consolidated
($ in millions)                Other      Eliminations     Company
----------------------------------------------------------------------
At Jun. 30, 2006:
 Assets                           $438.2       $(474.2)      $3,889.9
 Gross loans and
  deferred fees                        -         (10.0)      $2,773.5
 Less: Allowance
  for loan losses                      -             -          (32.2)
                          --------------------------------------------
 Net loans                             -         (10.0)       2,741.3
                          --------------------------------------------
 Deposits                              -         (14.1)       3,198.4
 Stockholders' equity              374.9        (411.2)         367.5

Number of branches                     -             -             26
Number of full-time
 equivalent employees                 44             -            717

(in thousands)
Three Months Ended Jun.
 30, 2006:
 Net interest income             $(1,054)           $1        $39,681
 Provision for loan losses             -             -          1,929
                          --------------------------------------------
 Net interest income
  after provision for loan
  losses                          (1,054)            1         37,752
 Noninterest income               15,033       (13,497)         4,482
 Noninterest expense              (3,320)          330        (24,553)
                          --------------------------------------------
 Income (loss) before
  income taxes                    10,659       (13,166)        17,681
 Income tax expense
  (benefit)                         (815)            -          6,368
                          --------------------------------------------
 Net income (loss)               $11,474      $(13,166)       $11,313
                          ============================================
(in thousands)
Six Months Ended Jun. 30,
 2006:
 Net interest income             $(1,128)           $3        $69,075
 Provision for loan losses             -             -          2,471
                          --------------------------------------------
 Net interest income
  after provision for loan
  losses                          (1,128)            3         66,604
 Noninterest income               25,533       (22,751)         7,979
 Noninterest expense              (5,574)          662        (44,073)
                          --------------------------------------------
 Income (loss) before
  income taxes                    18,831       (22,086)        30,510
 Income tax expense
  (benefit)                       (1,108)            -         10,759
                          --------------------------------------------
 Net income (loss)               $19,939      $(22,086)       $19,751
                          ============================================

Western Alliance Bancorporation and Subsidiaries

Operating Segment Results
Unaudited
                                          Intersegment   Consolidated
($ in millions)                Other      Eliminations     Company
----------------------------------------------------------------------
At Jun. 30, 2005:
 Assets                           $262.2       $(149.7)      $2,621.3
 Gross loans and
  deferred fees                        -             -        1,453.3
 Less: Allowance
  for loan losses                      -             -          (18.1)
                          --------------------------------------------
 Net loans                             -             -        1,435.2
                          --------------------------------------------
 Deposits                              -          (1.7)       2,189.6
 Stockholders' equity              229.4        (175.2)         222.5

Number of branches                     -             -             13
Number of full-time
 equivalent employees                 35             -            497

(in thousands)
Three Months Ended Jun.
 30, 2005:
 Net interest income               $(478)           $-        $24,382
 Provision for
  loan losses                          -             -          1,187
                          --------------------------------------------
 Net interest income
  after provision for loan
  losses                            (478)            -         23,195
 Noninterest income                8,381        (7,250)         2,918
 Noninterest expense              (1,819)          253        (15,967)
                          --------------------------------------------
 Income (loss) before
  income taxes                     6,084        (6,997)        10,146
 Income tax expense
  (benefit)                         (320)            -          3,593
                          --------------------------------------------
 Net income (loss)                $6,404       $(6,997)        $6,553
                          ============================================
(in thousands)
Six Months Ended Jun. 30,
 2005:
 Net interest income               $(923)           $-        $46,396
 Provision for loan losses             -             -          2,934
                          --------------------------------------------
 Net interest income
  after provision for loan
  losses                            (923)            -         43,462
 Noninterest income               15,766       (13,524)         5,502
 Noninterest expense              (3,528)          453        (30,540)
                          --------------------------------------------
 Income (loss) before
  income taxes                    11,315       (13,071)        18,424
 Income tax expense
  (benefit)                         (472)            -          6,550
                          --------------------------------------------
 Net income (loss)               $11,787      $(13,071)       $11,874
                          ============================================


     CONTACT: Western Alliance Bancorporation
              Robert Sarver, 858-523-4601 (Media)
              Dale Gibbons, 702-248-4200 (Investor)